Exhibit 10.23


                              AGREEMENT AND RELEASE

     This is an Agreement and Release ("Agreement") between Mark Z. Sappir ("Mr. Sappir") and C&D Technologies, Inc. (referred to herein as "C&D" or "Company").

                                   WITNESSETH

     WHEREAS, Mr. Sappir is the Vice President, Human Resources for C&D;

     WHEREAS, Mr. Sappir and C&D are parties to that certain employment agreement dated March 31, 2000, as amended April 6, 2000 (collectively, the "Employment Agreement"); and

     WHEREAS, C&D has elected to terminate the Employment Agreement and the employment relationship and to amicably settle and resolve the terms of the separation from employment of Mr. Sappir as an officer of C&D.

     NOW, THEREFORE, Mr. Sappir and C&D, intending to be legally bound and in consideration of the mutual promises set forth below, hereby agree as follows.

     1.    TERMS OF CONTINUATION AND TERMINATION OF EMPLOYMENT.
           ---------------------------------------------------

           a. Mr.  Sappir's  employment by C&D will  terminate on the earlier of
(i) the date that Mr. Sappir commences full time employment with any third party; or (iii) April 1, 2003 (hereinafter the "Effective Date"). C&D agrees that Mr. Sappir may be engaged in interim, part time or temporary employment or consulting provided that such employment or consulting does not interfere with the performance of his duties and obligations to C&D as set forth in this Agreement. C&D will characterize Mr. Sappir's termination of employment with C&D as having terminated at the conclusion of the term of his employment agreement; however, for purposes of Mr. Sappir's participation in the C&D Stock Option Plan(s), his termination shall be deemed to be an involuntary termination.

           b. Mr. Sappir will be paid, in accordance with the regular payroll practices of C&D, his regular salary through April 1, 2003, subject to standard deductions, including, as appropriate, those which are consistent with the provisions of Mr. Sappir's then applicable Form W-4. Mr. Sappir's salary shall not be subject to reduction for unpaid Company furloughs.

           c. Beginning March 1, 2002 (the "Transition Date") and until the Effective Date, Mr. Sappir's job title shall be Vice President, Industrial Relations; however, commencing on the Transition Date, Mr. Sappir shall not be required to regularly attend work, but shall perform the job duties described herein. Such job duties shall include continuing negotiation of the labor agreement for affected employees at the Company's Huguenot, New York facility and union matters at the Conshohocken, Pennsylvania facility, unless otherwise notified. Mr. Sappir shall additionally provide thirty hours of additional services to C&D at no charge; such duties to be assigned to him by any of the following: the CEO, Vice President, General Counsel or a member of the C&D Board of Directors. If C&D requests that Mr. Sappir provide services in excess of thirty hours on behalf of C&D, he shall be paid at a rate of $75.00 per hour, and reimbursed for reasonable, customary, properly documented expenses. To enable

Mr. Sappir to provide the services contemplated in this paragraph 1(c), C&D shall provide Mr. Sappir, through the Effective Date, either at his home or at such other location as may be mutually agreed between the parties, continued use of Company voice mail and e-mail and such office equipment as may be reasonably required. Upon the Effective Date, Mr. Sappir shall return the equipment in good condition, reasonable wear and tear excepted, or may purchase some or any of it at its then-current book value in C&D's records.

           d. Following the Effective Date, Mr. Sappir shall refrain from communicating with any employee, customer, supplier or any other party with whom C&D has a commercial relationship regarding the details of his employment or the anticipated cessation thereof or the subject matter of this Agreement without the prior written consent of Wade H. Roberts, Jr. or the C&D Board of Directors, other than to say that the relationship between Mr. Sappir and C&D is being or was terminated amicably.

           e. Mr. Sappir and C&D hereby agree to refrain from making any negative, disparaging, defamatory or slanderous comments, references or characterizations concerning the other party and, in Mr. Sappir's case, concerning C&D's officers, directors, employees, agents, products or services, either verbally, in writing, or in any other manner, to any third party for any purpose whatsoever, unless a legal duty to do so is imposed.

           f. Mr. Sappir shall be entitled to one executive physical examination prior to the Effective Date in accordance with applicable C&D policy.

           g. C&D shall pay to a reputable firm of Mr. Sappir's choice up to a maximum of $10,000 for outplacement services and career development assistance and shall reimburse Mr. Sappir for up to $1,500 in documented expenses for subscriptions and materials related to career development. This financial support shall be available for a period of twelve (12) months from the Transition Date.

           h. Mr. Sappir shall be entitled to receive a success bonus provided that the labor negotiations at Huguenot are successfully completed. The success bonus will be paid as follows: A $5,000 non-refundable bonus advance will be paid on March 15, 2002 and the balance ($15,000) will be paid, if earned, on the Effective Date. In order to be entitled to receive the success bonus, Mr. Sappir must then be in C&D's employ under the terms of this Agreement. Should Mr. Sappir not be employed by C&D as of the date of successful completion of the Huguenot contract, he will not be entitled to the second installment of the success fee.

     2.    FRINGE BENEFITS.
           ---------------

           a. Through the Effective Date, Mr. Sappir may continue to participate in the Company's medical, dental, and life insurance programs at the same level and costs as Mr. Sappir participated on Transition Date. Thereafter, Mr. Sappir may continue, at his expense, his medical and dental insurance benefits to the extent permitted by the Consolidated Omnibus Budget Reconciliation Act ("COBRA").

           b. Mr. Sappir's accrued vacation days shall be subsumed in the paid time through the Effective Date. No additional vacation time shall accrue or be paid for by C&D.

           c. Through the Effective Date, Mr. Sappir may continue to participate in the C&D Savings Plan and Pension Plan for salaried employees in accordance with the terms and provisions of the respective Plans as they may be amended from time to time. For purposes of calculating Mr. Sappir's applicable benefits under the C&D retirement plans, C&D agrees that Mr. Sappir will be deemed to have worked for at least 1000 hours during all plan years prior to the Effective Date. Mr. Sappir may also continue to participate in the Deferred Compensation Plan in accordance with the terms of the plan. Mr. Sappir may also continue to participate in the Supplemental Executive Retirement Plan in accordance with the terms of the plan through the Effective Date.

           d. Mr. Sappir may exercise options, granted to him under any C&D Stock Option Plan, which have vested or which may vest on or prior to the Effective Date in accordance with the terms and provisions of the applicable Plans and consistent with the characterization of his termination of employment with C&D as an involuntary resignation on the Effective Date; however, Mr. Sappir shall not be recommended for any additional stock option grants either prior to or following the Transition Date, nor shall he be required to comply with the Company's applicable stock ownership guidelines. Through the Effective Date, Mr. Sappir may, from time to time, be considered an "insider" as defined in the C&D Insider Trading Policy, as it may be amended from time to time; provided, however, that following the Transition Date he shall not be considered an Executive Officer for Section 16 reporting purposes under the Securities Exchange Act of 1934. Notwithstanding the foregoing, Mr. Sappir may have continuing reporting obligations under Section 16 with respect to purchases and sales of C&D stock that occur within six months after an opposite way transaction that preceded the date of this Agreement and he remains subject to the Company's insider trading policy; accordingly, all purchases and sales of C&D stock must be pre-cleared with either of the Vice President, Finance or Vice President, General Counsel of C&D. Provided that Mr. Sappir is not then possessed or aware of any material inside information regarding the Company and that it otherwise lawful for him to do so, following the Effective Date, Mr. Sappir will be permitted to exercise options (in accordance with the terms and provisions of the applicable stock option plan) outside of a C&D "window period" as such term is defined in the Company's insider trading policy.

           e. Mr. Sappir will not receive any payments under the FY 2002 Management Incentive Compensation Plan. Mr. Sappir's eligibility to participate in the Management incentive compensation plan for FY'03 shall be at the sole discretion of the Company.

           f. Mr. Sappir shall not be eligible to continue to receive reimbursement for executive financial planning assistance following the Effective Date. Mr. Sappir shall be eligible for reimbursement for executive financial planning assistance for fees reasonably incurred before the Effective Date.

           g. All other employee benefits not specifically continued by this Agreement shall terminate on the Effective Date.

     3.    EXECUTION OF A RELEASE BY MR. SAPPIR.
           ------------------------------------

           In consideration of the additional consideration described in Paragraphs 1(a), (b), (c), (f), (g) and (h), and 2 (a), (c), (d) and (f) hereof, which Mr. Sappir acknowledges that C&D is not obligated to pay or otherwise provide for Mr. Sappir agrees to execute the Release which is attached hereto as Exhibit A within five (5) days following the Effective Date.

     4.    GENERAL RELEASE.
           ---------------

           After having had a reasonable opportunity to review this Agreement and an opportunity to consult with an advisor or an attorney of his choice, Mr. Sappir, on his own behalf, and on behalf of his heirs, administrators, and assigns, knowingly and voluntarily releases, remises and forever discharges C&D, its subsidiary and related companies and their predecessors, successors and assigns, and each of their respective officers, directors, employees, agents and attorneys and all those charged or chargeable with liability on their behalf (collectively "Releasees"), from any and all rights or claims, of any nature whatsoever whether known or unknown which he has or may have against Releasees, including, but not limited to those rights or claims arising out of or in any way connected with Mr. Sappir's employment by C&D or his separation from employment by C&D, claims for wages, stock or profits, claims of wrongful discharge in violation of public policy or on any other grounds, breach of contract (whether express or implied), breach of the covenant of good faith and fair dealing, intentional or negligent infliction of emotional distress, defamation, negligence, misrepresentation, fraud, violation of public policy, other torts (whether based on statute or common law), claims for payment of attorneys' fees (whether based on contract, statute or common law), claims of discrimination on the basis of race, gender, color, religion, marital status, national origin, handicap or disability, or veteran's status, and any and all claims arising out of or relating to any federal, Pennsylvania, other state or local statutes, ordinances, regulations, orders or common law, labor relations, fair employment and equal employment opportunity laws, Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. ss. 2000e-1, ET SEQ., 42 U.S.C. ss. 1981-1988, the Americans With Disabilities Act, 42 U.S.C. ss. 12101, ET SEQ., the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act of 1974, the Consolidated Omnibus Budget Reconciliation Act of 1985, the National Labor Relations Act, the Fair Labor Standards Act, the Occupational Safety and Health Act and the Pennsylvania Human Relations Act, 43 P.S. ss. 951 ET SEQ. that Mr. Sappir now has or ever had against Releasees from the beginning of time to the date of this Agreement. It is expressly understood and agreed that the foregoing is a general release of all claims and rights against C&D.

     5.    RELEASE OF AGE DISCRIMINATION CLAIMS.
           ------------------------------------

           After having had a reasonable opportunity to review this Agreement and an opportunity to consult with an attorney or adviser of his choice, Mr. Sappir, his heirs, administrators, and assigns, knowingly and voluntarily releases, remises and forever discharges C&D, its subsidiary and related companies, and each of their respective officers, directors, employees, agents and attorneys and all those charged or chargeable with liability on their behalf, of and from any and all rights or claims which he may have against any of them under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. ss. 621 ET. SEQ. or under any other federal or state law prohibiting discrimination based upon age, from the beginning of time to the date of this Agreement.

     6.    COMPLIANCE WITH OLDER WORKERS BENEFIT PROTECTION ACT.
           ----------------------------------------------------

           This Agreement is intended to comply with Section 201 of the Older Workers Benefit Protection Act of 1990, 29 U.S.C.ss.626(f). Accordingly, Mr. Sappir acknowledges and represents as follows:

           a. he waives all rights or claims against C&D under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C ss.621, ET SEQ. ("ADEA") knowingly and voluntarily in exchange for consideration of value to which he is not otherwise entitled; b. he has been advised in writing by C&D to consult with an attorney in connection with this Agreement and his decision to waive his rights or claims under the ADEA;

           c. he has been given a period of at least twenty-one (21) days within which to consider this Agreement and his decision to waive his rights or claims under the ADEA; and

           d. he has been informed by C&D and understands that he may revoke this Agreement for a period of seven (7) calendar days after signing it and that this Agreement will not become effective or enforceable until after this seven
(7) day period has expired.

     7.    REVOCATION OF THIS AGREEMENT.
           ----------------------------

           In the event that Mr. Sappir chooses to revoke his acceptance of this Agreement, he will provide C&D with written notice of the revocation, which shall be sent by United States mail, certified, return receipt requested, post-marked within seven (7) days of the date that he signs this Agreement. Notice to C&D shall be given to Linda R. Hansen, General Counsel, 1400 Union Meeting Road, Blue Bell, Pennsylvania 19422.

     8.    COVENANT NOT TO SUE.
           -------------------

           Mr. Sappir agrees and covenants that he has not and will not bring any action in any forum, or file any claims against C&D or its subsidiary and related companies, or any of their respective officers, directors, employees or agents, past and present, individually or collectively, or any insurer of C&D which relates in any way to his employment, his separation from employment by C&D or any matter which is associated either directly or indirectly with his employment. C&D agrees and covenants that it has not and will not bring any action in any forum, or file any claims against Mr. Sappir, which relate in any way to his employment, his separation from employment from C&D or any other matter which is associated either directly or indirectly with Mr. Sappir's employment, except, an action for fraud. C&D acknowledges that as of the date of this Agreement it is not aware of any basis for such a claim against Mr. Sappir.

     9.    NONDISCLOSURE OF INFORMATION.
           ----------------------------

           Mr. Sappir acknowledges that he signed an "Agreement Relating to Intellectual Property and Confidential Information" with C&D on July 7, 1998 ("Confidentiality Agreement"). A copy is attached to this Agreement as Exhibit "1." Mr. Sappir reaffirms the obligations and duties he assumed under the Confidentiality Agreement and agrees that he shall continue to abide by the terms of the Confidentiality Agreement after the termination of his employment.

     10.   RETURN OF PROPERTY.
           ------------------

           Mr. Sappir represents that he has returned to C&D or will return prior to the Effective Date all materials in his possession or within his control which relate to the business of C&D, including, but not limited to, data, documents, reports, programs, diskettes, computer printouts, program listings, computer hardware and/or software, memoranda, notes, records, reports, plans, studies, price lists, customer lists, customer contact and other information, and any and all similar information without regard to the form in which it is maintained. Mr. Sappir acknowledges that all such materials are the sole property of C&D and that he has no right, title, or other interest in or to such materials. Mr. Sappir further agrees to return all Company credit cards, computers, printers, telephones and any similar or dissimilar items.

     11.   NON-SOLICITATION OF EMPLOYEES AND CUSTOMERS.
           -------------------------------------------

           a. Mr. Sappir agrees that beginning on the date hereof and for a period of one year after the Effective Date, he shall not, either directly or indirectly, induce, suggest, encourage, entice, or solicit any employee of C&D to leave the employ of C&D.

           b. Mr. Sappir agrees that beginning on the date hereof and for a period of one year from the Effective Date, he will not, either directly or indirectly or by acting in concert with others, solicit, influence, or attempt to solicit or influence, any customers of C&D or any customer prospects of C&D with whom Mr. Sappir had any contact during the eighteen month period prior to his separation from employment by C&D to purchase from any other person, partnership, corporation or other entity any products which are the same, similar to or marketed as competitive with products sold by C&D.

     12.   NON-COMPETITION.
           ---------------

           a. Mr. Sappir agrees that during such time as he shall be employed by the Company, and for the applicable Restricted Period (as defined below) thereafter, he shall not, without the written consent of the Board of Directors, directly or indirectly, become associated with, render services to, invest in, represent, advise or otherwise participate as an officer, employee, director, stockholder, partner, agent of or consultant for, any business that, at the time his employment with the Company ceases, is competitive with the business in which the Company is engaged or in which the Company has taken affirmative steps to engage (a "Competitive Business") in the United States; provided, however, that nothing herein (i) shall prevent Mr. Sappir from investing without limit in the securities of any company listed on a national securities exchange, provided that his involvement with any such company is solely that of a stockholder, and (ii) is intended to prevent him from being employed during the applicable Restricted Period by any business other than a Competitive Business. The applicable Restricted Period shall be the one-year period following the Effective Date.

           b. The parties hereto intend that the covenant contained in this Paragraph 12 shall be deemed a series of separate covenants for each state, county and city. If, in any judicial proceeding, a court shall refuse to enforce all the separate covenants deemed included in this Paragraph 12, because, taken together, they cover too extensive a geographic area, the parties intend that those of such covenants (taken in order of the states, counties and cities therein which are least populous), which, if eliminated, would permit the remaining separate covenants to be enforced in such proceeding, shall, for the purpose of such proceeding, be deemed eliminated from the provisions of this Paragraph 12.

     13.   ENFORCEMENT.
           -----------

           Mr. Sappir acknowledges that he has received sufficient consideration for the covenants and restrictions contained in this Agreement including, without limitation, those set forth in Paragraphs 8, 9, 11 and 12 of this Agreement; that such restrictions are reasonable in time and scope, and are necessary for the reasonable protection of the business of C&D. Mr. Sappir also acknowledges that monetary damages would be an inadequate remedy for a breach by Mr. Sappir of the promises contained in Paragraphs 8, 9, 11, and 12 of this Agreement and, if found by a court of competent jurisdiction to have breached any of these restrictions, consents to the entry of an order granting injunctive relief to prevent further violations of those restrictions by Mr. Sappir. Mr. Sappir agrees that the time period of the obligations set forth in Paragraphs 8, 9, 11 and 12 of this Agreement shall be extended by any amount of time during which he is in violation of the obligations set forth therein. Mr. Sappir also agrees that any award of injunctive relief shall be in addition to, and in no way shall serve as, a limitation on any and all other remedies C&D may have for enforcement of the obligations set forth in Paragraphs 8, 9, 11, and 12 of this Agreement.

     14.   COOPERATION WITH C&D/ACKNOWLEDGEMENT OF PAYMENT.
           -----------------------------------------------

           Mr. Sappir will fully cooperate with and assist C&D or any other company affiliated with C&D in connection with its defense or prosecution of any civil action or other legal proceeding or other business matter involving C&D, of which C&D believes Mr. Sappir has knowledge or information. This cooperation shall include, but it is not limited to, being reasonably available to participate in depositions, providing accurate and truthful information about C&D, complying with requests by C&D to meet with its attorneys for the purpose of providing information to them, and providing any other form of reasonable assistance requested. Mr. Sappir acknowledges that all monies that he has earned in connection with his employment with C&D through the transition date have been paid.

     15.   TERMS CONFIDENTIAL.
           ------------------

           Mr. Sappir agrees to keep confidential and not disclose the financial terms of this Agreement except to his immediate family (who agree to comply with this obligation of confidentiality) and tax and legal advisers.

     16.   REEMPLOYMENT  OR  REINSTATEMENT.
           -------------------------------

           Mr. Sappir shall not seek employment with C&D and hereby forever releases and discharges C&D from any and all liability to reinstate or reemploy him in any capacity and any and all claims of a right to reinstatement.

     17.   BREACH.
           ------

           Mr. Sappir and C&D agree that in the event one party breaches any part or parts of this Agreement, legal proceedings may be instituted against that party for breach of contract. In the event that a party institutes legal proceedings for breach of this Agreement, it is agreed that the sole remedy available to said party shall be enforcement of the terms of this Agreement and/or a claim for damages resulting from a breach of this Agreement, but that under no circumstances shall the party be entitled to revive, reassert or assert any claims that the party has released or abandoned under this Agreement in accordance with the provisions of paragraphs 4, 5, 6 and 8.

     18.   NATURE OF AGREEMENT.
           -------------------

           It is understood and agreed by Mr. Sappir and C&D that this Agreement is a settlement of claims, if any, that may exist between them; that this settlement does not constitute an admission of liability or wrongdoing on the part of either party; and that by entering into this settlement neither party admits that there has been any unlawful or wrongful act committed against the other which makes it liable in any manner, but that this settlement is only a compromise.

     19.   ENTIRE AGREEMENT.
           ----------------

           Except as specifically set forth in Paragraph 9 of this Agreement, this Agreement replaces and supercedes all prior agreements between the parties and constitutes the entire agreement between the parties. No modification to this Agreement shall be effective unless it is in writing and signed by an officer of C&D and Mr. Sappir.

     20.   CHOICE OF LAW AND SELECTION OF FORUM.
           ------------------------------------

           This Agreement shall be interpreted, enforced, and governed under the laws of the Commonwealth of Pennsylvania. If any provision of this Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

     21.   AGREEMENT ENTERED KNOWINGLY AND VOLUNTARILY.
           -------------------------------------------

           Mr. Sappir acknowledges that he has been given a reasonable opportunity to discuss this Agreement with an attorney or advisor of his choice; that he has carefully read and fully understands all of the provisions of this Agreement; and that he is entering into this Agreement knowingly, voluntarily and of his own free will.

     22.   MISCELLANEOUS.
           -------------

           a. Except as expressly set forth in this Agreement, this Agreement contains the final and entire agreement of the parties and is intended to be an integration of all prior agreements, negotiations and understandings. Neither C&D nor Mr. Sappir shall be bound by any covenants, agreements, statements, representations or warranties, oral or written, not contained in this Agreement or any attachment or exhibit hereto. No change or modification to this Agreement shall be valid unless the same is in writing and signed by the parties. No waiver of any of the provisions of this Agreement shall be valid unless the same is in writing and is signed by the party against whom it is sought to be enforced.

           b. This Agreement shall inure to the benefit of the respective parties hereto and their respective heirs, administrators, successors and assigns.

           IN WITNESS WHEREOF, the parties hereto have signed this Agreement on the dates indicated next to their respective signature.


03/01/2002                                          /s/ Mark Z. Sappir
----------------                                    ----------------------------
Date                                                Mark Z. Sappir



                                                    C&D TECHNOLOGIES, INC.


03/01/02                                         By: /s/ Wade Roberts
-----------------                                    ---------------------------
Date                                             Title: President/CEO

                                    EXHIBIT A
                                     RELEASE


           This Release is made this _____ day of _______________, 2003 by and between C&D Technologies, Inc. ("Employer") and Mark Z. Sappir ("Employee").

                                    RECITALS:

     WHEREAS, Employer and Employee are parties to an Agreement and Release dated as of__________________________, 2002 ("Agreement and Release") the terms of which specifically contemplate the execution of this Release; and

     NOW THEREFORE, the parties hereto, intending to be legally bound, in consideration of the mutual promises and undertakings set forth herein, do hereby agree as follows: .

     1.    GENERAL RELEASE.
           ---------------

           For and in consideration of the monies and benefits paid to Employee by Employer, as more fully described in the Agreement and Release dated ______, 2002, and for other good and valuable consideration, Employee knowingly and voluntarily releases, remises and forever discharges Employer, its subsidiary and related companies and their predecessors, successors and assigns, and each of their respective officers, directors, employees, agents and attorneys and all those charged or chargeable with liability on their behalf (collectively "Releasees"), from any and all rights or claims, of any nature whatsoever whether known or unknown which he has or may have against Releasees, including, but not limited to those rights or claims arising out of or in any way connected with his employment by C&D or his separation from employment by C&D, claims for wages, stock or profits, claims of wrongful discharge in violation of public policy or on any other grounds, breach of contract (whether express or implied), breach of the covenant of good faith and fair dealing, intentional or negligent infliction of emotional distress, defamation, negligence, misrepresentation, fraud, violation of public policy, other torts (whether based on statute or common law), claims for payment of attorneys' fees (whether based on contract, statute or common law), claims of discrimination on the basis of race, gender, color, religion, marital status, national origin, handicap or disability, or veteran's status, and any and all claims arising out of or relating to any federal, Pennsylvania, other state or local statutes, ordinances, regulations, orders or common law, labor relations, fair employment and equal employment opportunity laws, Title VII of the Civil Rights Act of 1964, as amended, 42
U.S.C. ss. 2000e-1, ET SEQ., 42 U.S.C. ss. 1981-1988, the Americans With Disabilities Act, 42 U.S.C. ss. 12101, ET SEQ., the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act of 1974, the Consolidated Omnibus Budget Reconciliation Act of 1985, the National Labor Relations Act, the Fair Labor Standards Act, the Occupational Safety and Health Act and the Pennsylvania Human Relations Act, 43 P.S. ss. 951 ET SEQ. that he now has or ever had against Releasees from the beginning of time to the date of this Agreement. It is expressly




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understood and agreed that the foregoing is a general  release of all claims and rights against C&D.



     2.    RELEASE OF AGE DISCRIMINATION CLAIMS.
           ------------------------------------

           After having had a reasonable opportunity to review this Agreement and an opportunity to consult with an attorney or adviser of his choice, Employee, his heirs, administrators, and assigns, knowingly and voluntarily releases, remises and forever discharges C&D, its subsidiary and related companies, and each of their respective officers, directors, employees, agents and attorneys and all those charged or chargeable with liability on their behalf, of and from any and all rights or claims which he may have against any of them under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. ss. 621 ET. SEQ. or under any other federal or state law prohibiting discrimination based upon age, from the beginning of time to the date of this Agreement.

     3.    COMPLIANCE WITH OLDER WORKERS BENEFIT PROTECTION ACT.
           ----------------------------------------------------

           This Agreement is intended to comply with Section 201 of the Older Workers Benefit Protection Act of 1990, 29 U.S.C. ss.626(f). Accordingly, Employee acknowledges and represents as follows:

           a. he waives all rights or claims against C&D under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.Css.621, ET SEQ. ("ADEA") knowingly and voluntarily in exchange for consideration of value to which he is not otherwise entitled;

           b. he has been advised in writing by C&D to consult with an attorney in connection with this Agreement and his decision to waive his rights or claims under the ADEA;

           c. he has been given a period of at least twenty-one (21) days within which to consider this Agreement and his decision to waive his rights or claims under the ADEA; and

           d. he has been informed by C&D and understands that he may revoke this Agreement for a period of seven (7) calendar days after signing it and that this Agreement will not become effective or enforceable until after this seven
(7) day period has expired.

     4.    REVOCATION OF THIS RELEASE.
           --------------------------

           In the event that Employee chooses to revoke his acceptance of this Release, he will provide C&D with written notice of the revocation, which shall be sent by United States mail, certified, return receipt requested, post-marked within seven (7) days of the date that he signs this Agreement. Notice to C&D shall be given to Linda R. Hansen, General Counsel, 1400 Union Meeting Road, Blue Bell, Pennsylvania 19422.

     5.    COVENANT NOT TO SUE.
           -------------------


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           Employee  agrees and covenants that he has not and will not bring any action in any forum, or file any claims against C&D or its subsidiary and related companies, or any of their respective officers, directors, employees or agents, past and present, individually or collectively, or any insurer of C&D which relates in any way to his employment, his separation from employment by C&D or any matter which is associated either directly or indirectly with his employment.


     6.    MISCELLANEOUS.
          --------------

           a. Employee agrees that the payments made and other consideration received pursuant to this Release are not to be construed as an admission of legal liability by Releasees or any of them and that no person or entity shall utilize this Release or the consideration received pursuant to this Release as evidence of any admission of liability since Releasees expressly deny liability.

           b. Employee affirms that the only consideration for the signing of this Release are the terms stated herein and in the Agreement and Release and that no other promise or agreement of any kind has been made to Employee by any person or entity whatsoever to cause Employee to sign this Release.

           c. Employee and Employer affirm that the Agreement and Release (and the document specifically incorporated therein) and this Release set forth the entire agreement between the parties with respect to the subject matter contained herein and supersede all prior or contemporaneous agreements or understandings between the parties with respect to the subject matter contained herein. Further, there are no representations, arrangements or understandings, either oral or written, between the parties, which are not fully expressed herein. Finally, no alteration or other modification of this Release shall be effective unless made in writing and signed by both parties.

           d. Employee certifies that Employee has returned to Employer all keys, identification cards, credit cards, computer and telephone equipment and other property or information of Employer in Employee's possession, custody, or control including, but not limited to, any information contained in any computer files maintained by Employee during Employee's employment with Employer. Employee certifies that Employee has not kept the originals or copies of any documents, files, or other property of Employer which Employee obtained or received during Employee's employment with Employer.

           e. EMPLOYEE ACKNOWLEDGES THAT EMPLOYER ADVISED EMPLOYEE TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS RELEASE.

           f. Employee affirms that Employee has carefully read this Release, that Employee fully understands the meaning and intent of this document, that Employee has signed this Release voluntarily and knowingly, and that Employee intends to be bound by the promises contained in this Release for the consideration described in the Agreement and Release.

     IN WITNESS WHEREOF, Employee and the authorized representative of Employer have executed this Release on the dates indicated below:


Dated:_____________________                       ------------------------------
                                                  Mark Z. Sappir



                                                  C&D TECHNOLOGIES, INC.

Dated:_____________________                       By:___________________________
                                                  Title:

                                   ENDORSEMENT

     I, Mark Z. Sappir, hereby acknowledge that I was given 21 days to consider the foregoing Agreement and Release and voluntarily chose to sign the Agreement and Release prior to the expiration of the 21-day period.

     I declare under penalty of perjury under the laws of the Commonwealth of Pennsylvania that the foregoing is true and correct.

     EXECUTED    this    ________    day    of    ______________,    2002,    at
_______________________________________, Pennsylvania.



                                                  ------------------------------
                                                  Mark Z. Sappir


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